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EXHIBIT 99.1


                           ALLIS-CHALMERS ENERGY INC.
                  5075 Westheimer, Suite 890, Houston, TX 77056
                         713-369-0550 Fax: 713-369-0555


PRESS RELEASE

                                                        Contact: Victor M. Perez
                                                                  (713) 369-0550

FOR IMMEDIATE RELEASE

ALLIS-CHALMERS ENERGY ANNOUNCES DECISION TO ADJUST FINANCIAL STATEMENTS RELATED TO FORMATION OF AIRCOMP L.L.C.

Houston, Texas, February 3, 2005 - Allis-Chalmers Energy Inc. (the "Company") (Amex: ALY) today reported its intention to restate how the Company initially recorded, and subsequently accounted for, the formation of AirComp LLC in July 2003. The financial statements will be adjusted for the five quarters ended September 30, 2004. Initially, the Company accounted for the formation of AirComp as a joint venture. The Company has now determined that the transaction should be accounted for using purchase accounting. The adjustments to the financial statements have no impact on revenues or on any cash items.

The Board of Directors of the Company reached the conclusion to restate the Company's financial statements in consultation with, and upon the recommendation of its Audit Committee and management of the Company. The result of the restatement will be to increase the carrying value of assets contributed by M-I L.L.C. by $3.3 million from their historical cost of $7.0 million to $10.3 million, to eliminate previously recorded negative goodwill of $1.5 million, to increase minority interest by $1.5 million, to increase paid in capital by $0.9 million and to record a non-operating gain of $2.4 million on the sale of an interest in a subsidiary (AirComp) in the third quarter of 2003.

As a result of the restatement, depreciation expense will be increased in 2003 and 2004 and in future periods. For the year ended December 31, 2003, expenses will increase by $62,000, and the Company will recognize a non-operating gain of $2.4 million on the sale of an interest in a subsidiary. For the nine months ended September 30, 2004, expenses will increase by $243,000. Accordingly, as a result of the change in accounting for the AirComp transaction, investors are cautioned not to rely on the Company's previously issued financial statements for the periods noted.

Micki H. Hidayatallah, the Company's Chairman and Chief Executive Officer stated, "The restatement results from the accounting treatment for the AirComp transaction and does not adversely affect our financial condition, compliance with loan covenants or future prospects on a cash basis."



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ABOUT ALLIS-CHALMERS ENERGY

ALLIS-CHALMERS ENERGY INC PROVIDES A VARIETY OF PRODUCTS AND SERVICES TO THE OIL AND NATURAL GAS INDUSTRY. THROUGH ITS SUBSIDIARIES, ALLIS-CHALMERS IS ENGAGED IN PROVIDING SPECIALIZED EQUIPMENT AND OPERATIONS TO INSTALL CASING AND PRODUCTION TUBING REQUIRED TO DRILL AND COMPLETE OIL AND GAS WELLS, DIRECTIONAL AND HORIZONTAL DRILLING SERVICES, THE RENTAL OF "HEVI-WATE" SPIRAL DRILL PIPE AND RELATED OILFIELD SERVICES, SERVICES TO ENHANCE PRODUCTION THROUGH THE INSTALLATION OF SMALL DIAMETER COILED TUBING AND CHEMICALS INTO PRODUCING OIL AND GAS WELLS AND AIR DRILLING SERVICES TO NATURAL GAS EXPLORATION AND DEVELOPMENT OPERATORS.

FORWARD- LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934) REGARDING ALLIS-CHALMERS CORPORATION'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS. WORDS SUCH AS EXPECTS, ANTICIPATES, INTENDS, PLANS, BELIEVES, SEEKS, ESTIMATES AND SIMILAR EXPRESSIONS OR VARIATIONS OF SUCH WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE.

ALTHOUGH FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE REFLECT THE GOOD FAITH JUDGMENT OF MANAGEMENT, SUCH STATEMENTS CAN ONLY BE BASED ON FACTS AND FACTORS CURRENTLY KNOWN TO MANAGEMENT. CONSEQUENTLY, FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS AND OUTCOMES MAY DIFFER MATERIALLY FROM THE RESULTS AND OUTCOMES DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES IN RESULTS AND OUTCOMES INCLUDE, BUT ARE NOT LIMITED TO, DEMAND FOR OIL AND NATURAL GAS DRILLING SERVICES IN THE AREAS AND MARKETS IN WHICH THE COMPANY OPERATES, COMPETITION, OBSOLESCENCE OF PRODUCTS AND SERVICES, THE COMPANY'S ABILITY TO OBTAIN FINANCING TO SUPPORT ITS OPERATIONS, ENVIRONMENTAL AND OTHER CASUALTY RISKS, AND THE IMPACT OF GOVERNMENT REGULATION. FURTHER INFORMATION ABOUT THE RISKS AND UNCERTAINTIES THAT MAY IMPACT THE COMPANY ARE SET FORTH IN THE COMPANY'S MOST RECENT FILINGS ON FORM 10K (INCLUDING WITHOUT LIMITATION IN THE "RISK FACTORS" SECTION) AND FORM 10-Q, AND IN THE COMPANY'S OTHER SEC FILINGS AND PUBLICLY AVAILABLE DOCUMENTS. READERS ARE URGED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT ANY EVENT OR CIRCUMSTANCE THAT MAY ARISE AFTER THE DATE OF THIS PRESS RELEASE.

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